Short-term Investments	12 Months Ended
Dec. 31, 2018
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Short-term Investments

4. Short-term Investments

Nucor held $50.0 million of short-term investments as of December 31, 2017 (none at December 31, 2018). The investments held as of December 31, 2017 consisted of a certificate of deposit (“CD”) and were classified as available-for-sale. Interest income on the CD was recorded as earned.

No realized or unrealized gains or losses were incurred in 2018, 2017 or 2016.